Exhibit 10.24

FIRST AMENDING AGREEMENT made as of October 11, 2024

BETWEEN:	LeddarTech Holdings Inc. (as “Borrower”)

AND:	Federation des Caisses Desjardins du Quebec (as “Desjardins”)

AND:	Investissement Québec (as “IQ”)

AND:

FS LT Holdings II LP, by its general partner FS Investment, L.P., by its general partner Nick Stone Management II, LLC

(as “FS LT”, and collectively with Desjardins and IQ, the “Initial Bridge Lenders”)

AND:	Frantz Saintellemy (as “F. Saintellemy”)

AND:	MM Consulting SAS (as “MM Consulting”)

AND:	Charles Boulanger (as “C. Boulanger”)

AND:	Derek Aberle (as “D. Aberle”)

AND:

David Torralbo

(as “D. Torralbo”, and collectively with F. Saintellemy, MM Consulting, C. Boulanger and D. Aberle, the “Additional Bridge Lenders”, and collectively with the Initial Bridge Lenders, the “Bridge Lenders”)

Recitals

A.	The Initial Bridge Lenders have addressed a bridge financing offer dated August 16, 2024 to the Borrower which has been accepted by the Borrower (as further amended, supplemented, restated, replaced or amended and restated from time to time, the “Bridge Financing Offer”).

B.	Each Additional Bridge Lender wishes to become a party to the Bridge Financing Offer, be bound by the terms and provisions contained therein, and make available to the Borrower additional advances of indebtedness under the Bridge Financing Offer (collectively, the “Additional Advances”); and

C.	The Borrower and the Initial Bridge Lenders wish to amend the Bridge Financing Offer to, among other things, authorize each Additional Bridge Lender to become party to the Bridge Financing Offer and provide the conditions to enable a potential decrease of the commitments of the Initial Bridge Lenders.

Now, therefore, the parties agree as follows:

1.	Interpretation

1.1	Capitalized terms used herein and defined in the Bridge Financing Offer have the meanings assigned to them in the Bridge Financing Offer unless otherwise defined herein.

1.2	Other than as specifically provided herein, this Agreement shall not operate as a waiver of any right, power or privilege of the Initial Bridge Lenders and, except as amended hereby, all provisions of the Bridge Financing Offer will remain in full force and effect.

2.	Amendments to the Bridge Financing Offer

2.1	Section 2.2.1 of the Bridge Financing Offer is amended as follows (changes underlined and struck through):

“2.2.1 The amount of the Desjardins Bridge Loan is in an aggregate amount of US$3,000,000. Following the disbursement of the Additional Advances and provided that the Initial Bridge Lenders disburse concurrently their respective second Advance, the amount of the Desjardins Bridge Loan shall be reduced to US$2,888,666.67.”

2.2	Section 2.4.1 of the Bridge Financing Offer is amended as follows (changes underlined and struck through):

“2.4.1 The principal amount of the Desjardins Bridge Loan shall be disbursed by way of two Advances: (a) a first Advance of US$2,000,000 available as of August 19, 2024 once the conditions precedent set forth in Section 7.3 have been fulfilled or waived, and (b) a second Advance of either (i) US$1,000,000 or (ii) following the disbursement of the Additional Advances and provided that the Initial Bridge Lenders disburse concurrently their respective second Advance, US$888,666.67 available on October 15, 2024 or shortly thereafter once the conditions precedent set forth in Section 7.4 have been fulfilled or waived.”

2.3	Section 3.2.1 of the Bridge Financing Offer is amended as follows (changes underlined and struck through):

“3.2.1 The amount of the IQ Bridge Loan is in an aggregate amount of US$3,000,000. Following the disbursement of the Additional Advances and provided that the Initial Bridge Lenders disburse concurrently their respective second Advance, the amount of the IQ Bridge Loan shall be reduced to US$2,888,666.67.”

2.4	Section 3.4.1 of the Bridge Financing Offer is amended as follows (changes underlined and struck through):

“3.4.1 The principal amount of the IQ Bridge Loan shall be disbursed by way of two Advances: (a) a first Advance of US$2,000,000 available as of August 19, 2024 once the conditions precedent set forth in Section 7.3 have been fulfilled or waived, and (b) a second Advance of (i) US$1,000,000 or (ii) following the disbursement of the Additional Advances and provided that the Initial Bridge Lenders disburse concurrently their respective second Advance, US$888,666.67 available on October 15, 2024 or shortly thereafter once the conditions precedent set forth in Section 7.4 have been fulfilled or waived.”

2.5	Section 3.6 of the Bridge Financing Offer is amended as follows (changes underlined and struck through):

“3.6 Discount

The IQ Bridge Loan is issued at an issue discount (the “IQ Issue Discount”) such that (a) an amount representing 1/3 of ~~any outstanding principal amount under the IQ Bridge Loan~~ of IQ’s first Advance and (b) following the disbursement of IQ’s second Advance, (i) an amount representing 1/3 of US$1,000,000, or (ii) following the disbursement of the Additional Advances, an amount representing 37.51% of the amount advanced by IQ for the second Advance, being US$888,666.67, ~~is~~ are payable concurrently with any outstanding principal amounts due under the IQ Bridge Loan. For greater certainty, the interest applicable to the IQ Bridge Loan is only calculated on the principal amount effectively disbursed by IQ and does not take into account the IQ Issue Discount.”

2.6	Section 4.2.1 of the Bridge Financing Offer is amended as follows (changes underlined and struck through):

“4.2.1 The amount of the FS LT Bridge Loan is in an aggregate amount of US$3,000,000. Following the disbursement of the Additional Advances and provided that the Initial Bridge Lenders disburse concurrently their respective second Advance, the amount of the FS LT Bridge Loan shall be reduced to US$2,888,666.67.”

2.7	Section 4.4.1 of the Bridge Financing Offer is amended as follows (changes underlined and struck through):

“4.4.1 The principal amount of the FS LT Bridge Loan may be disbursed by way of two Advances: (a) a first Advance of US$2,000,000 available as of August 19, 2024 once the conditions precedent set forth in Section 7.3 have been fulfilled or waived, and (b) a second Advance of (i) US$1,000,000 or (ii) following the disbursement of the Additional Advances and provided that the Initial Bridge Lenders disburse concurrently their respective second Advance, US$888,666.67 available on October 15, 2024 or shortly thereafter once the conditions precedent set forth in Section 7.4 have been fulfilled or waived.”

2.8	Section 4.6 of the Bridge Financing Offer is amended as follows (changes underlined and struck through):

“4.6 Discount

The FS LT Bridge Loan is issued at an issue discount (the “FS LT Issue Discount”) such that (a) an amount representing 1/3 of ~~any outstanding principal amount under the FS LT Bridge Loan~~ of FS LT’s first Advance and (b) following the disbursement of FS LT’s second Advance, (i) an amount representing 1/3 of US$1,000,000, or (ii) following the disbursement of the Additional Advances, an amount representing 37.51% of the amount advanced by FS LT for the second Advance, being US$888,666.67, ~~is~~ are payable concurrently with any outstanding principal amounts due under the FS LT Bridge Loan. For greater certainty, the interest applicable to the FS LT Bridge Loan is only calculated on the principal amount effectively disbursed by FS LT and does not take into account the FS LT Issue Discount.”

3.	Effectiveness and Conditions Precedent

This Agreement will become effective on the date that the Initial Bridge Lenders notify the Borrower that the following conditions precedent have been fulfilled to their satisfaction:

3.1	this Agreement has been executed by all parties;

3.2	receipt by the Initial Bridge Lenders a copy of each joinder agreement signed by the Additional Bridge Lenders;

3.3	on the basis of section 5 hereunder, no Default exists; and

3.4	all fees and expenses owing by the Borrower to the Initial Bridge Lenders and their legal counsel due on the date of this Agreement shall have been paid and Desjardins is authorized to debit the Borrower’s account and proceed to the payment of such fees and expenses.

4.	Representations and Warranties

The Borrower certifies that all of the representations and warranties contained in Article 2 of the Appendix A to the Bridge Financing Offer are true and correct on and as of the date hereof as though made on and as of the date hereof, except that, to the extent such representations and warranties relate to a specifically identified earlier date they shall be true and correct as of such earlier date.

5.	Consent

Notwithstanding anything to the contrary, the Initial Bridge Lenders consent that each Additional Bridge Lender becomes party to the Bridge Financing Offer pursuant to section 6.2.1 of the Bridge Financing Offer.

6.	Default

The Borrower certifies that no Default has occurred and is continuing on the date hereof.

7.	Cost and Expenses

The Borrower agrees to pay on demand all reasonable costs and expenses of the Initial Bridge Lenders in connection with the preparation, execution, delivery and implementation and administration of this Agreement including the reasonable fees and expenses of counsel for the Initial Bridge Lenders.

8.	Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together constitute one and the same instrument. A party may execute this Agreement by signing any counterpart. Delivery by any party or other signatory of an executed counterpart of this Agreement by facsimile or electronic mail or in PDF format, or using any electronic signature, shall be equally effective as delivery of an original executed counterpart of this Agreement.

9.	Governing Law

This Agreement is governed by and construed in accordance with laws of the Province of Quebec and the laws of Canada applicable therein.

[Signature pages follow]

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

LEDDARTECH HOLDINGS INC., as Borrower

/s/ Frantz Saintellemy
Name:	Frantz Saintellemy
Title:	President and Chief Executive Officer

[First Amendment – LeddarTech Holdings Inc. – Bridge Loan]

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Initial Bridge Lender

Per:	/s/ Jocelyn Larouche		Per:	/s/ Alexandre Chapdelaine
	Name:	Jocelyn Larouche		Name:	Alexandre Chapdelaine
	Title:	Director, National Accounts, North Western Quebec		Title:	Managing Director and Market Lead, National Accounts, North Western Quebec

INVESTISSEMENT QUÉBEC, as Initial Bridge Lender

/s/ Sébastien Plante
Name:	Sébastien Plante
Title:	Directeur principal, Investissement spécialisé - Québec

FS LT HOLDINGS II LP, by its general partner FS INVESTMENT, L.P., by its general partner NICK STONE MANAGEMENT II, LLC, as Initial Bridge Lender

/s/ Nick Stone
Name:	Nick Stone
Title:	Manager

[First Amendment – LeddarTech Holdings Inc. – Bridge Loan]

/s/ Frantz Saintellemy
Frantz Saintellemy, as Additional Bridge Lender

MM CONSULTING SAS, as Additional Bridge Lender

/s/ Yann Delabrière
Name:	Yann Delabrière
Title:

/s/ Charles Boulanger
Charles Boulanger, as Additional Bridge Lender

/s/ Derek Aberle
Derek Aberle, as Additional Bridge Lender

/s/ David Torralbo
David Torralbo, as Additional Bridge Lender

[First Amendment – LeddarTech Holdings Inc. – Bridge Loan]

The Guarantor acknowledges receipt of this Agreement and agrees to its terms.

VAYAVISION SENSING LTD., as Guarantor

/s/ Frantz Saintellemy
Name:	Frantz Saintellemy
Title:	Chief Executive Officer

[First Amendment – LeddarTech Holdings Inc. – Bridge Loan]

The Existing Lender acknowledges receipt of this Agreement and agrees to its terms.

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Existing Lender

Per:	/s/ Jocelyn Larouche		Per:	/s/ Alexandre Chapdelaine
	Name:	Jocelyn Larouche		Name:	Alexandre Chapdelaine
	Title:	Director, National Accounts, North Western Quebec		Title:	Managing Director and Market Lead, National Accounts, North Western Quebec

[First Amendment – LeddarTech Holdings Inc. – Bridge Loan]